UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 14, 2011
American Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19672	04-2959321

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 842-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On September 13, 2011, American Superconductor Corporation (the “Company”) commenced a series of legal actions in China against Sinovel Wind Group Co. Ltd. (“Sinovel”).
The Company filed a claim for arbitration in Beijing, China to compel Sinovel to pay the Company for past product shipments and to accept all contracted but not yet delivered core electrical components and spare parts under all existing contracts with the Company. The arbitration claim was filed with the Beijing Arbitration Commission in accordance with the terms of the Company’s supply contracts with Sinovel. As previously disclosed by the Company, on March 31, 2011, Sinovel refused to accept contracted shipments of 1.5 megawatt (MW) and 3 MW wind turbine core electrical components and spare parts that the Company was prepared to deliver. Because Sinovel did not give the Company notice that it intended to delay deliveries as required under the contracts, the Company believes that these actions constitute material breaches of the contracts. Moreover, Sinovel has refused to pay past due amounts for prior shipments of core electrical components and spare parts.
In addition, the Company has filed civil complaints in China against Sinovel and is in the process of filing a criminal complaint against Sinovel and a civil complaint against other parties, including Dalian Guotong Electric Co., Ltd (“Guotong”). The complaints allege the illegal use of the Company’s intellectual property. Based in part upon evidence obtained through an internal investigation and a criminal investigation conducted by Austrian authorities regarding the actions of a former employee of the Company’s AMSC Windtec subsidiary, the Company believes that Sinovel illegally obtained and used the Company’s intellectual property in violation of civil and criminal intellectual property laws. In July 2011, the former employee was arrested in Austria and is currently awaiting trial on charges of economic espionage and fraudulent manipulation of data. As a result of the investigations, the Company believes that this former employee was contracted by Sinovel through an intermediary while employed by the Company and improperly obtained and transferred to Sinovel portions of the Company’s wind turbine control software source code developed for Sinovel’s 1.5MW wind turbines. Except for portions of this 1.5 MW wind turbine software, the Company does not believe that the source code for any other turbines, such as the wind turbines that were designed by and co-developed with the Company, has been transferred to Sinovel.
Moreover, the Company believes the former employee illegally used source code to develop for Sinovel a software modification to circumvent the encryption and remove technical protection measures on the PM3000 power converters in 1.5MW wind turbines in the field. The Company believes that only the binary code, or upper layer, of the PM3000 software developed to circumvent the encryption and remove technical protection measures was transferred to Sinovel. The Company does not believe that any PM3000 source code was transferred to Sinovel.
These actions potentially enable Sinovel to deploy, independent of the Company, wind turbine control software, including a low voltage ride through (LVRT) solution, on all of its 1.5MW wind turbines in the field. In addition, by having the wind turbine control source code, Sinovel could potentially modify the source code to allow the use of core electrical components, including power converters, from other manufacturers.
In addition to the above, the Company believes that its PM1000 converters in certain Sinovel wind turbines have been replaced by converters produced by Guotong. Since the Guotong converters are being used in wind turbines containing the Company’s wind turbine control software, the Company believes that its copyrighted software is being infringed.
The Company is seeking to compel Sinovel and the other parties, including Guotong, to cease and desist from infringing the Company’s intellectual property and is also seeking monetary damages to compensate the Company for its economic losses resulting from the infringement.
The Company cannot provide any assurance as to the outcome of these legal actions. The Company is now operating its business based on the assumption that Sinovel will not be a customer.

Forward-Looking Statements
Any statements in this current report about future expectations, plans and prospects for the Company, including without limitation our expectations and beliefs regarding the legal actions against Sinovel and other parties and Sinovel’s status as a customer of the Company and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include: a significant portion of our revenues has been derived from Sinovel, which has stopped accepting scheduled deliveries and refused to pay amounts outstanding; the disruption in our relationship with Sinovel has materially and adversely affected our business and results of operations and if, as we expect, Sinovel continues to refuse to accept shipments from us, our business and results of operations will be further materially and adversely affected; we will require significant additional funding and may be unable to raise capital when needed, which could force us to delay, reduce or eliminate planned activities, including the planned acquisition of The Switch Engineering Oy (“The Switch”); we have a history of operating losses, and we may incur additional losses in the future; our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; if we fail to complete the planned acquisition of The Switch, our operating results and financial condition could be harmed and the price of our common stock could decline; completion of the planned acquisition of The Switch could present certain risks to our business; adverse changes in domestic and global economic conditions could adversely affect our operating results; changes in exchange rates could adversely affect our results from operations; we have identified material weaknesses in our internal control over financial reporting and if we fail to remediate these weaknesses and maintain proper and effective internal controls over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; if we fail to implement our business strategy successfully, our financial performance could be harmed; we may not realize all of the sales expected from our backlog of orders and contracts; many of our revenue opportunities are dependent upon subcontractors and other business collaborators; our products face intense competition, which could limit our ability to acquire or retain customers; our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; we may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; we depend on sales to customers in China, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of China; changes in China’s political, social, regulatory and economic environment may affect our financial performance; many of our customer relationships outside of the United States are, either directly or indirectly, with governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; we rely upon third party supp liers for the components and subassemblies of many of our Wind and Grid products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; we are becoming increasingly reliant on contracts that require the issuance of performance bonds; problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; our success in addressing the wind energy market is dependent on the manufacturers that license our designs; growth of the wind energy market depends largely on the availability and size of government subsidies and economic incentives; there are a number of technological challenges that must be successfully addressed before our superconductor products can gain widespread commercial acceptance, and our inability to address such technological challenges could adversely affect our ability to acquire customers for our products; we have not manufactured our Amperium wire in commercial quantities, and a failure to manufacture our Amperium wire in commercial quantities at acceptable cost and quality levels would substantially limit our future revenue and profit potential; the commercial uses of superconductor products are limited today, and a widespread commercial market for our products may not develop; we have limited experience in marketing and selling our superconductor products and system-level solutions, and our failure to effectively market and sell our products and solutions could lower our revenue and cash flow; our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government; the continued funding of such contracts remains subject to annual congressional appropriation which, if not approved, could reduce our revenue and lower or eliminate our profit; we may be unable to adequately prevent disclosure of trade secrets and other proprietary information; we have filed a demand for arbitration and other lawsuits against Sinovel regarding amounts we contend are due and owing and are in dispute; we cannot be certain as to the outcome of the proceedings against Sinovel; we have been named as a party to purported stockholder class actions and shareholder derivative complaints, and we may be named in additional litigation, all of which will require significant management time and attention, result in significant legal expenses and may result in an unfavorable outcome, which could have a material adverse effect on our business, operating results and financial condition; our technology and products could infringe intellectual property rights of others, which may require costly litigation and, if we are not successful, could cause us to pay substantial damages and disrupt our business; our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position; third parties have or may acquire patents that cover the materials, processes and technologies we use or may use in the future to manufacture our Amperium products, and our success depends on our ability to license such patents or other proprietary rights; and our common stock has experienced, and may continue to experience, significant market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to costly litigation against us that could divert our management’s attention. Reference is made to many of these factors and others in the “Risk Factors” section of the Company’s most recent quarterly or annual report filed with the Securities and Exchange Commission. In addition, any forward-looking statements included in this report represent the Company’s expectations as of the date of this report. While the Company anticipates that subsequent events and developments may cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION
Date: September 14, 2011	By:	/s/ David A. Henry
David A. Henry
Senior Vice President and Chief Financial Officer

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